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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-86314) pertaining to the CompSavings Plan for Employees of CompUSA Inc. of our report dated June 25, 1998, with respect to the financial statements and supplemental schedules of the CompSavings Plan for Employees of CompUSA Inc. included in this Annual Report (Form 11-K) for the year ended December 31, 1997.



                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
                                                               Ernst & Young LLP

Dallas, Texas
June 25, 1998


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